o 192 P-2

                         SUPPLEMENT DATED MARCH 1, 2000
                              TO THE PROSPECTUS OF

                      FRANKLIN REAL ESTATE SECURITIES FUND
                             DATED SEPTEMBER 1, 1999

The prospectus is amended as follows:

I. The section "Year 2000" on page 6 is replaced with the following:

YEAR 2000 At this date, it appears neither the fund's operations nor those of the companies in which it invests were adversely affected by Year 2000 computer-related problems. However, Year 2000 problems could still emerge. If a company in which the fund is invested develops problems related to Year 2000, the price of its securities may be adversely affected, and this may have an adverse effect on the fund's performance.

Year 2000 has been one of the many factors the manager considers when making investment decisions. The manager reviewed public filings and other statements made by companies about their Year 2000 readiness, but could not audit each company to verify its readiness. Although the risk of the Year 2000 problem should decrease over time, especially after the leap day of February 29, 2000, the possibility remains that the fund and the companies in which it is invested may be adversely affected by Year 2000 problems until all of their various data processing activities for the year have been completed.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

II. The section "Management" on page 12 is replaced with the following:

[Insert graphic of briefcase] MANAGEMENT

      Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $235 billion in assets.

      The fund's portfolio manager is:

      DOUGLAS BARTON CFA, VICE PRESIDENT OF ADVISERS
Mr. Barton has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1988.

      The fund pays Advisers a fee for managing the fund's assets. For the fiscal year ended April 30, 1999, the fund paid 0.51% of its average net assets to the manager for its services.

III. The following sentence is added after the minimum investments table on page 20:

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

IV. In the Selling Shares table on page 26 the section "By Wire" is replaced with the following:

[Insert graphic     You can call or write to have redemption
of three            proceeds sent to a bank account. See the
lightning bolts]    policies above for selling shares by mail or
                    phone.
BY ELECTRONIC FUNDS
TRANSFER (ACH)      Before requesting to have redemption proceeds
                    sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                    If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.


V. The section "Sales charge waivers" on page 20 is replaced with the following:

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

VI. The section "Dealer compensation" on page 29 is replaced with the following:

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                      CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------

COMMISSION (%)                             -      4.00       2.00

Investment under $50,000                5.00         -          -

$50,000 but under $100,000              3.75         -          -

$100,000 but under $250,000             2.80         -          -

$250,000 but under $500,000             2.00         -          -

$500,000 but under $1 million           1.60         -          -

$1 million or more               up to  1.00 1       -          -

12B-1 FEE TO DEALER                     0.25      0.25 2     1.00 3

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

VII. The section "Statements and reports" on page 27 is replaced with the following:

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.


               Please keep this supplement for future reference.